                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

         Mortgage Loan Purchase Agreement, dated as of August 10, 2004 (the
"Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance
LLC, as an additional party responsible for the Seller's obligations hereunder
(in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II
(together with its successors and permitted assigns hereunder, the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2004-C6, Commercial Mortgage Pass-Through Certificates, Series 2004-C6. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of August 11, 2004, between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), Lennar
Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

         The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBSS" and, together with Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBSS (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

         In connection with the transactions contemplated hereby, the Seller,
UBS (USA) Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the
Placement Agents have entered into an Indemnification Agreement (the
"Indemnification Agreement"), dated as of the date hereof.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser

pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $516,283,002 (the "Initial UBS Pool Balance") as of the
close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on August
24, 2004 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each
Mortgage Loan at the related Mortgage Rate (net of the related Administrative
Cost Rate), for the period from and including August 11, 2004 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing
Date; and (B) a 61.657974% Percentage Interest in each Class of Residual
Interest Certificates (all such Residual Interest Certificates, the "Seller's
Residual Interest Certificates").

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to (x) upon request, the Master Servicer (at the expense of the
Trustee), within 10 Business Days of such request; and (ii) the Master Servicer
(or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

         (d) The Seller shall, through an Independent third party (the
"Recording/Filing Agent") retained by it, as and in the manner provided in the
Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and, solely with respect to nursing facilities and hospitality properties
(identified on Schedule VI to the Pooling and Servicing Agreement), each assignment of Uniform Commercial Code financing statement, in favor of, and delivered as part of

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the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or, solely with respect to nursing facilities and hospitality properties
(identified on Schedule VI to the Pooling and Servicing Agreement), Uniform
Commercial Code financing statements, as appropriate, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of
Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the
Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the
Recording/Filing Agent.

         (e) With respect to any Mortgage Loan, the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage
Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates, leases for tenants representing 25% or more of the annual income with respect to the related
Mortgaged Property, final seismic report and property management agreements, but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) relates to the administration or servicing of such Mortgage Loan, (c) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the
Master Servicer or Special Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the
Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and
Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions

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required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) In connection with the obligations of the Master Servicer under
Sections 3.01(g) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and
Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(g) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

         (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging its receipt of such documents actually received; provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

         SECTION 3. Representations, Warranties and Covenants of Seller and
Additional Party.

         (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

                  (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized,
         executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing
         Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B)
         general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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                  (iii) The execution and delivery of this Agreement by the
         Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the
         Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the
         Representing Party is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

                  (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing
         Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
         Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable)
         restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the
         Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

                  (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the
         Representing Party's knowledge, threatened against the Representing
         Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

                  (viii) No proceedings looking toward merger, liquidation,
         dissolution or bankruptcy of the Representing Party are pending or contemplated.

         In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                  (i) Under generally accepted accounting principles ("GAAP")
         and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall

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         cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
         Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
         Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the
         Mortgage Loans to the Purchaser, as provided herein, the value of the
         Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (ii) The Seller will acquire the Seller's Residual Interest
         Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                  (iii) The Seller understands that (A) the Seller's Residual
         Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest
         Certificates and (C) neither the Seller's Residual Interest
         Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                  (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's
         Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                  (v) Neither the Seller nor anyone acting on its behalf has (A)
         offered, transferred, pledged, sold or otherwise disposed of any
         Seller's Residual Interest Certificate, any interest in a Seller's
         Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest
         Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C)
         otherwise approached or negotiated with respect to any Seller's
         Residual Interest Certificate, any interest in a Seller's Residual
         Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any

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         other action, that (in the case of any of the acts described in clauses
         (A) through (E) above) would constitute a distribution of the Seller's
         Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's
         Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the
         Seller's Residual Interest Certificates, any interest in the Seller's
         Residual Interest Certificates or any other similar security.

                  (vi) The Seller has been furnished with all information
         regarding (A) the Purchaser, (B) the Seller's Residual Interest
         Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement
         and the Trust Fund, and (E) all related matters, that it has requested.

                  (vii) The Seller is either (a) a "qualified institutional
         buyer" within the meaning of Rule 144A under the Securities Act or (b)
         an "accredited investor" as defined in any of paragraphs (1), (2), (3)
         and (7) of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates. The
         Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
         Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                  (viii) The Seller is not a Plan and is not directly or
         indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a
         Plan.

                  (ix) The Seller is a United States Tax Person and is not a
         Disqualified Organization.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

         (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to Wachovia Bank, National Association on or about the Closing
Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as in
effect on the Closing Date, and applicable law. The Seller hereby directs the
Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Wachovia Bank, National Association upon initial issuance.

         SECTION 4. Representations and Warranties of the Purchaser.

         In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller and the
Additional Party as of the date hereof that:

                                      -7-

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
         The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the
         Mortgage Loans to the Trustee.

                  (ii) This Agreement has been duly and validly authorized,
         executed and delivered by the Purchaser and, assuming due
         authorization, execution and delivery hereof by the Seller and the
         Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B)
         general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii) The execution and delivery of this Agreement by the
         Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv) Except as may be required under federal or state
         securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v) Under GAAP and for federal income tax purposes, the
         Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section
         1 hereof.

         SECTION 5. Notice of Breach; Cure; Repurchase.

         (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (i) through (x) of the definition of Mortgage File has not been executed or is missing (a "Document
Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach")
relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such Document Defect shall constitute a "Material Document Defect" or such
Breach shall constitute a "Material Breach", as the case may be. Then, following receipt of a Seller/Depositor Notification with respect to such Material
Document Defect or Material Breach, as the case may be, the Seller shall
(subject to Sections 5(f), (g) and (h)), (A) not later than 90 days after (1)
the Seller and the Purchaser have agreed upon the existence of such Material
Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a Material Document Defect or
Material Breach exists or (B) in the case

                                      -8-

of a Material Document Defect or Material Breach that affects whether a Mortgage
Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material
Document Defect or Material Breach (either such 90-day period, in the case of
(A) or (B), as applicable, the "Initial Resolution Period"): (i) cure such
Material Document Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or Material Breach associated therewith), or
(ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial Resolution Period, repurchase the affected
Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the
Purchase Price; provided that if (a) such Material Breach or Material Document
Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (b) any such Material Breach or Material
Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c)
the Seller has commenced and is diligently proceeding with the cure of such
Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial
Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the
Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged
Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such Resolution
Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement
or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document
Defect or Material Breach or knowledge or awareness by the Seller of any
Material Document Defect or Material Breach.

         If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election,

                                      -9-

the Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

         (b) [Reserved.]

         (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser or the
Certificateholders in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         (d) It shall be a condition to any repurchase of a Mortgage Loan by the
Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

         (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and the Additional
Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect. It is understood and

                                      -10-

agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the Purchaser with respect to any Breach or
Document Defect.

         (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

         (g) Subject to Section 5(f) and the last sentence of this paragraph, if the Seller determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement) or a Material
Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage
Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such
Mortgage Loan, which loss of value is directly attributed to such Material
Breach or Material Document Defect, as the case may be. The amount of each such
Loss of Value Payment shall be determined either (i) by mutual agreement of the
Special Servicer on behalf of the Trust with respect to the subject Material
Breach or Material Document Defect, as the case may be, and the Seller, or (ii)
by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a
Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g),

                                      -11-

the amount of such Loss of Value Payment shall be deposited into the Loss of
Value Reserve Fund to be applied in accordance with Section 3.05(e) of the
Pooling and Servicing Agreement.

         In the event the amount of any Loss of Value Payment is determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan) that are: (i)
reasonably incurred in good faith by the Master Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be; and (ii) directly attributable to the enforcement of the rights of the Trust with respect to the subject Material Breach or Material Document
Defect, as the case may be; provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material
Breach or Material Document Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value
Payment attributed to such Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred by the Master Servicer, the Special Servicer and/or the Trustee in connection with the subject litigation; provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or Material Document
Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such Material Document Defect or
Material Breach, then that Loss of Value Payment shall also include the payment of all costs and expenses reasonably incurred in connection with that judicial determination; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such
Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller.
Notwithstanding the foregoing, in the event any Loss of Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the Trustee unless such costs and expenses were specifically included in such mutual agreement.

         (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject
Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the
Initial Resolution Period applicable to a Material Document Defect or Material
Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

                                      -12-

         SECTION 6. Obligations of the Additional Party.

         The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Sections 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations.
Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's
obligations hereunder shall be deemed to be performance thereof by the Seller.

         SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New
York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller and the
Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this
Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

         (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

         (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

         (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

                                      -13-

         All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed by the Purchaser, the Seller and the
Additional Party;

         (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

         (c) The Indemnification Agreement duly executed by the parties thereto;

         (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional
Party, as the case may be, in this Agreement and, in the case of the Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the
Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (f) As certified by an officer of each of the Seller and the Additional
Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this
Agreement and, in the case of the Seller, the Indemnification Agreement, (ii)
the organizational documents of each of the Seller and the Additional Party, and
(iii) a certificate of good standing of each of the Seller and the Additional
Party, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

                                      -14-

         (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the
Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the
Co-Indemnitor's entering into the transactions contemplated by the
Indemnification Agreement, (ii) the organizational documents of the
Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (j) A favorable opinion of Cadwalader, Wickersham & Taft LLP ("CWT"), special counsel to the Seller, the Additional Party and the Co-Indemnitor,
substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

         (k) An Officer's Certificate from an officer of each of the Seller and the Co-Indemnitor, in each case delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(j) above, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

         (l) A favorable opinion of in-house counsel to the Additional Party, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

         (m) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

         (n) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

         (o) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9. Costs.

         An amount equal to 61.657974% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the

                                      -15-

Other Loans to the Purchaser in connection with the securitization of the
Securitized Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

         SECTION 10. Grant of a Security Interest.

         The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the
Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement; and, in connection with the foregoing, the
Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

         SECTION 11. Notices.

         All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                                      -16-

         SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

         All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by
the initial Purchaser to the Trustee).

         SECTION 13. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 14. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

         THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR
RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH
ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR
FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR
PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY
SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 16. Further Assurances.

         The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                      -17-

         SECTION 17. Successors and Assigns.

         The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional
Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Additional Party, the
Purchaser, and their respective successors and permitted assigns.

         SECTION 18. Amendments.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the
Additional Party, as applicable, has consented to such amendment or modification in writing.

                                      -18-

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER

                                     UBS REAL ESTATE INVESTMENTS INC.

                                     By: /s/ Robert Pettinato
                                         ---------------------------------------
                                         Name:  Robert Pettinato
                                         Title: Director

                                     By: /s/ Andy Cohen
                                         ---------------------------------------
                                         Name:  Andy Cohen
                                         Title: Director

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York  10019
                                     Attention:  Robert Pettinato
                                     Telecopier No.:  (212) 713-2631

                                     ADDITIONAL PARTY

                                     UBS PRINCIPAL FINANCE LLC

                                     By: /s/ Robert Pettinato
                                         ---------------------------------------
                                         Name:  Robert Pettinato
                                         Title: Director

                                     By: /s/ Andy Cohen
                                         ---------------------------------------
                                         Name:  Andy Cohen
                                         Title: Director

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York  10019
                                     Attention:  Robert Pettinato
                                     Telecopier No.:  (212) 713-2631

                                     PURCHASER

                                     STRUCTURED ASSET SECURITIES CORPORATION II

                                     By: /s/ David Nass
                                         ---------------------------------------
                                         Name:  David Nass
                                         Title: Authorized Signatory

                                     Address for Notices:
                                     Structured Asset Securities Corporation II
                                     745 Seventh Avenue
                                     New York, New York  10019
                                     Attention:  Scott Lechner
                                     Telecopier No.:  (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 [See Attached]

                                       A-1

                           UBS MORTGAGE LOAN SCHEDULE

MORTGAGE
  LOAN
 NUMBER               PROPERTY NAME                                   ADDRESS                             CITY       STATE  ZIP CODE
-------- ---------------------------------------- -------------------------------------------------- --------------- ------ --------

  2b     Westfield North Bridge                   520 and 540 North Michigan Avenue, 516 North Rush  Chicago           IL     60611
                                                  Street, 43 and 50 East Ohio Street and
                                                  10,45,47,51,53 and 57 East Grand Avenue
  4      RHP Portfolio                            Various                                            Various         Various Various
  6      230 West 41st Street                     230 West 41st Street                               New York          NY     10036
  7      Northridge Business Park                 8601 and 8605 Dunwoody Place                       Atlanta           GA     30350
  8      Columbia Self Storage Portfolio          Various                                            Various           NY    Various
  9      Pacific Beach Hotel                      2490 Kalakaua Avenue                               Honolulu          HI     96815
  13     Stockdale Tower                          5060 California Avenue                             Bakersfield       CA     93309
  14     741 Lincoln Road                         741 Lincoln Road, 600 Lincoln Road, 1669 Meridian  Miami Beach       FL     33139
                                                  Avenue
  19     51 and 101 East Oak Street               51 and 101 East Oak Street                         Chicago           IL     60611
  21     Canal Crossing                           101 South 15th Street                              Richmond          VA     23219
  26     Fordham Road Retail                      262-270 East Fordham Road                          Bronx             NY     10458
  27     601 Hawaii Street                        601 Hawaii Street                                  El Segundo        CA     90245
  28     Hampton Resorts Hotel Portfolio          1655 County Road 39, 161 Hills Station Road, 281   Southampton       NY     11968
                                                  County Road 39
  29     1030-1048 Third Avenue, 163-165 E. 61st  1030-1048 Third Avenue, 163-165 E. 61st Street,    New York          NY     10021
         Street, 160-162 E. 62nd Street           160-162 E. 62nd Street
  34     1500 Astor Avenue                        1500 Astor Avenue and 2302 - 2314 Eastchester Road Bronx             NY     10469
  36     Meadowgreen Apartments                   1955 West 54th Street                              Hialeah           FL     33012
  40     Walgreens - Portland                     12405 Southeast 82nd Avenue                        Portland          OR     97266
  42     300 Sylvan Avenue                        300 Sylvan Avenue                                  Englewood Cliffs  NJ     07632
  43     2500 Quantum Lakes Drive                 2500 Quantum Lakes Drive                           Boynton Beach     FL     33426
  44     Peppertree Apartments                    285 Peppertree Drive                               Amherst           NY     14228
  47     Walgreens - Chesapeake                   1316 North Battlefield Boulevard                   Chesapeake        VA     23320
  49     Walgreens - Columbus                     4874 North High Street                             Columbus          OH     43214
  50     Everwood Apartments                      6910 Skillman Street                               Dallas            TX     75231
  52     LaSalle Bank Branch                      301 West Main Street                               Plainfield        IL     60544
  55     Sunset Road and Procyon Street           Various                                            Las Vegas         NV     89118
  57     Bramblewood Mobile Home Park             200 Robilyn Road                                   McKinney          TX     75069
  59     1331-1359 West Fullerton Avenue          1331-1359 West Fullerton Avenue                    Chicago           IL     60614
  63     Walgreens - San Antonio                  11658 North Pan Am Expressway                      San Antonio       TX     78233
  66     Sunset West Mobile Home Park             3187 North Parkway Drive                           Fresno            CA     93722
  70     Walgreens - Houston                      12611 South Gessner Drive                          Houston           TX     77071
  74     CVS - Southfield                         18130 West 10 Mile Road                            Southfield        MI     48075
  76     Eckerd - Simpsonville                    3875 Grandview Drive                               Simpsonville      SC     29680
  80     Walgreens - El Paso                      890 North Resler Drive                             El Paso           TX     79912
  81     312 East 9th Street                      312 East 9th Street                                New York          NY     10003
  82     Andros Plaza                             1801-1850 Main Street                              Dunedin           FL     34698
  89     Northwest Self Storage                   3016 West Gentry Parkway                           Tyler             TX     75702
  91     Cedar Apartments                         315 Cedar Street                                   Cedar Hill        TX     75104

                                       A-2

MORTGAGE                                            REMAINING
  LOAN    CUT-OFF DATE   MONTHLY P&I     MORTGAGE    TERM TO                       REMAINING
 NUMBER     BALANCE        PAYMENT         RATE     MATURITY   MATURITY DATE   AMORTIZATION TERM  INTEREST ACCRUAL BASIS
-------- -------------   -----------     --------   ---------  -------------   -----------------  ----------------------

    2b   68,350,000.00    269,666.70     4.6696       59        7/10/2009             0                 Act/360
    4    77,200,000.00    369,444.89     5.6640       60        8/11/2009             0                 Act/360
    6    62,000,000.00    379,328.54     6.1900       120       8/11/2014            360                Act/360
    7    38,000,000.00    243,066.96     6.6150       119       7/11/2014            360                Act/360
    8    37,395,157.21    238,300.14     5.8550       58        6/11/2009            298                Act/360
    9    35,000,000.00    246,926.35     6.9800       84        8/11/2011            300                Act/360
    13   24,000,000.00    146,059.41     6.1400       120       8/11/2014            360                Act/360
    14   22,500,000.00    136,930.70     6.1400       120       8/11/2014            360                Act/360
    19   13,500,000.00     80,159.83     5.9100       120       8/11/2014            360                Act/360
    21   13,000,000.00     78,192.48     6.0300       120       8/11/2014            360                Act/360
    26    9,992,704.25     63,009.64     6.4700       119       7/11/2014            359                Act/360
    27    9,850,000.00     57,795.17     5.8000       120       8/11/2014            360                Act/360
    28    9,500,000.00     63,848.19     6.4500       60        8/11/2009            300                Act/360
    29    9,400,000.00     54,557.64     5.7000       120       8/11/2014            360                Act/360
    34    6,500,000.00     38,929.00     5.9900       120       8/11/2014            360                Act/360
    36    6,020,094.42     36,690.59     6.1354       118       6/11/2014            358                Act/360
    40    5,453,282.07     33,193.76     6.1250       118       6/11/2014            358                Act/360
    42    5,261,950.87     32,526.49     6.2800       119       7/11/2014            359                Act/360
    43    5,225,000.00     31,933.72     6.1800       60        8/11/2009            360                Act/360
    44    5,105,727.07     30,074.37     5.8100       117       5/11/2014            357                Act/360
    47    4,425,000.00     26,672.52     6.0500       120       8/11/2014            360                Act/360
    49    4,397,400.13     26,527.86     6.0500       119       7/11/2014            359                Act/360
    50    4,242,533.23     25,974.80     6.1800       118       6/11/2014            358                Act/360
    52    4,020,877.13     21,989.96     5.1550       119       7/11/2014            359                Act/360
    55    3,918,651.69     24,912.01     6.5400       118       6/11/2014            358                Act/360
    57    3,650,000.00     22,189.59     6.1300       120       8/11/2014            360                Act/360
    59    3,590,080.04     21,260.86     5.8600       117       5/11/2014            357                Act/360
    63    3,350,000.00     18,794.12     6.6400       58        6/11/2009             0                 Act/360
    66    3,262,385.63     19,849.04     6.1300       119       7/11/2014            359                Act/360
    70    3,150,000.00     20,619.64     6.8400       118       6/11/2014            360                Act/360
    74    2,929,924.88     18,071.30     6.2500       118       6/11/2014            358                Act/360
    76    2,850,000.00     18,013.94     6.5000       120       8/11/2014            360                Act/360
    80    2,398,124.25     14,730.42     6.2200       131       7/11/2015            359                Act/360
    81    2,210,000.00     12,026.36     5.1200       60        8/11/2009            360                Act/360
    82    2,160,000.00     14,584.48     6.5000       120       8/11/2014            300                Act/360
    89    1,350,000.00      9,031.12     6.4000       120       8/11/2014            300                Act/360
    91    1,124,108.80      6,868.39     6.1700       119       7/11/2014            359                Act/360

                                       A-3

MORTGAGE                    PRIMARY
  LOAN     ADMINISTRATIVE  SERVICING                  MORTGAGE LOAN
 NUMBER      COST RATE        FEE     GROUND LEASE?      SELLER          DEFEASANCE     ARD MORTGAGE LOAN ANTICIPATED REPAYMENT DATE
--------   --------------  ---------  ------------- ---------------- -----------------  ----------------- --------------------------

    2b     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    4      0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    6      0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    7      0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    8      0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    9      0.03148          0.0300     Leasehold    UBS              Defeasance         No                N/A
    13     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    14     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    19     0.03148          0.0300     Fee Simple   UBS              Yield Maintenance  No                N/A
    21     0.08148          0.0800     Fee Simple   UBS              Defeasance         No                N/A
    26     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    27     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    28     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    29     0.03148          0.0300     Leasehold    UBS              Defeasance         No                N/A
    34     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    36     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    40     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    42     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    43     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    44     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    47     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    49     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    50     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    52     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    55     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    57     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    59     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    63     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    66     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    70     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    74     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    76     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    80     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    81     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    82     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A
    89     0.03148          0.0300     Fee Simple   UBS              Yield Maintenance  No                N/A
    91     0.03148          0.0300     Fee Simple   UBS              Defeasance         No                N/A

                                       A-4

MORTGAGE
  LOAN
 NUMBER     ARD SPREAD      CROSS COLLATERALIZED    MORTGAGE LOAN SELLER LOAN ID
--------    ----------      --------------------    ----------------------------

    2b           N/A                  No                        LG060
    4            N/A                  No                        10308
    6            N/A                  No                        10332
    7            N/A                  No                        10320
    8            N/A                  No                        10317
    9            N/A                  No                        10207
    13           N/A                  No                         9979
    14           N/A                  No                        10319
    19           N/A                  No                        10294
    21           N/A                  No                        10302
    26           N/A                  No                        10321
    27           N/A                  No                        10385
    28           N/A                  No                        10432
    29           N/A                  No                        10267
    34           N/A                  No                        10218
    36           N/A                  No                        10197
    40           N/A                  No                        10298
    42           N/A                  No                        10337
    43           N/A                  No                        10258
    44           N/A                  No                        10265
    47           N/A                  No                        10287
    49           N/A                  No                        10286
    50           N/A                  No                        10310
    52           N/A                  No                        10255
    55           N/A                  No                        10290
    57           N/A                  No                        10349
    59           N/A                  No                        10280
    63           N/A                  No                        10221
    66           N/A                  No                        10330
    70           N/A                  No                        10208
    74           N/A                  No                        10338
    76           N/A                  No                        10404
    80           N/A                  No                        10301
    81           N/A                  No                        10335
    82           N/A                  No                        10179
    89           N/A                  No                        10357
    91           N/A                  No                        10358

                                       A-5

                                   EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

         Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

                  (i) Mortgage Loan Schedule. The information pertaining to such
         Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in August 2004.

                  (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such
         Mortgage Loan was not originated by the Seller or an Affiliate of the
         Seller, then, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Ownership of Mortgage Loan. The Seller owns such
         Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
         Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except in the case of the Westfield North Bridge Loan Group, which may, pursuant to the Westfield North Bridge Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

                  (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such
         Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

                  (v) Loan Document Status. Each of the related Mortgage Note,
         Mortgage(s), Assignment(s) of Leases, if separate from the related
         Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding

                                      B-1

         obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity
         (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related
         Mortgagor or another Person has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B)
         any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related
         Mortgage Loan documents; and (C) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, the related Mortgagor or such other Person may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                  (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the
         Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note,
         Mortgage(s) or other agreements executed in connection with such
         Mortgage Loan.

                  (vii) Assignments. The assignment of the related Mortgage(s)
         and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership,
         reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                                      B-2

                  (viii) First Lien. Each related Mortgage is a valid and,
         subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon (other than any tenant owned improvements), which
         Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such
         Mortgage, except for the following (collectively, the "Permitted
         Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment);
         (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject, (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy
         (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a
         Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group;
         provided that, in the case of the Westfield North Bridge Loan Group, such Mortgage also secures the other mortgage loans in the Westfield
         North Bridge Loan Group. With respect to such Mortgage Loan, such
         Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest
         (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related
         Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject
         Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject
         Mortgaged Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the
         Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

                  (ix) Taxes and Assessments. All taxes, governmental
         assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related
         Mortgaged Property and could constitute liens on the related Mortgaged

                                      B-3

         Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the related Due Date in August 2004 became due and payable in respect of, and materially affect, any related
         Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

                  (x) No Material Damage. As of the date of origination of such
         Mortgage Loan and, to the actual knowledge of the Seller, as of the
         Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage
         Loan, (and subject to any rights of the lessor under any related Ground
         Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xi) Title Insurance. Each related Mortgaged Property is
         covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such
         Mortgaged Property in the original principal amount of such Mortgage
         Loan (or, in the case of the Westfield North Bridge Loan Group, in the original principal amount of the Westfield North Bridge Loan Group)
         after all advances of principal, subject only to Permitted Encumbrances and, in the case of the Westfield North Bridge Loan Group, further subject to the fact that the related Mortgage also secures the other mortgage loans in the Westfield North Bridge Loan Group (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed
         (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the Seller nor any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road,
         (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                                      B-4

                  (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged
         Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of Physical
         Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and (2) the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
         Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged
         Property, seismic insurance; it is an event of default under such
         Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where a tenant under a lease is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related
         Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an
         Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and
         (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or
         "claims paying ability" ratings of at least "A:VII" from A.M. Best
         Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan;
         provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged
         Property or payment of amounts due under such Mortgage Loan.
         Notwithstanding anything to the contrary in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time

                                      B-5

         commonly insured against for property similar to the related Mortgaged
         Property. If the related Mortgaged Property is located in the State of
         California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

                  (xiii) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related
         Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents;
         provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or (B) with respect to which the Seller has no actual knowledge. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such
         Mortgage Loan.

                  (xiv) No Payment Delinquency. As of the Closing Date, such
         Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past
         12 months), has not been, 30 days or more past due in respect of any
         Monthly Payment.

                  (xv) Interest Accrual Basis. Such Mortgage Loan accrues
         interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360
         Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated
         Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                  (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage
         Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, in the case of the
         Westfield North Bridge Loan Group, the other mortgage loans in the
         Westfield North Bridge Loan Group).

                  (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.
         Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the

                                      B-6

         REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such
         Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such
         Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 1.1001-3, (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (C)
         would cause a "prohibited transaction" within the meaning of Section
         860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section
         860G(a)(8) of the Code.

                  (xviii) Prepayment Consideration. Prepayment Premiums and
         Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

                  (xix) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the
         Seller and the Seller's Affiliates with respect to each related
         Mortgaged Property during the 12-month period preceding the Cut-off
         Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such
         Mortgaged Property that was not disclosed in such report(s); all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                  The Mortgagor with respect to such Mortgage Loan has
         represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged
         Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related
         Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties,

                                      B-7

         fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related
         Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property)
         paid, suffered or incurred by such mortgagee resulting from such
         Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or
         (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

                  The Seller has not taken any action with respect to such
         Mortgage Loan or the related Mortgaged Property that could subject the
         Seller or its successors and assigns in respect of such Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

                  (xx) Realization Against Real Estate Collateral. The related
         Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

                  (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;
         provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or
         prior to the date occurring twelve months after the Closing Date.

                  (xxii) Loan Security. Such Mortgage Loan is secured by a
         Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related
         Mortgagor's interest in the improvements on the related Mortgaged
         Property.

                  (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage
         Loan, in which case it may occur only after the Anticipated Repayment
         Date.

                  (xxiv) Whole Loan. Such Mortgage Loan is a whole loan,
         contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

                  (xxv) Due-on-Encumbrance. Each Mortgage Loan contains
         provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without

                                      B-8

         the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event with respect to any Class of
         Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and, except in the case of the
         Westfield North Bridge Loan Group, (for which such consent has been granted with respect to the other mortgage loans in the Westfield North
         Bridge Loan Group), and except for the respective Mortgage Loans secured by the Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that the Westfield North Bridge Mortgaged Property also secures the other mortgage loans in the Westfield North Bridge
         Loan Group); however, if the related Mortgaged Property is listed on
         Schedule I, certain direct controlling equity holders in the related
         Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

                  (xxvi) Due-on-Sale. Except with respect to transfers of
         certain non-controlling and/or minority interests in the related
         Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related
         Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers.

                  (xxvii) Mortgagor Concentration. Except in the case of the
         Westfield North Bridge Note A2 Trust Mortgage Loan and the RHP
         Portfolio Mortgage Loan, such Mortgage Loan, together with any other
         Mortgage Loan made to the same Mortgagor or to an Affiliate of such
         Mortgagor, does not represent more than 5% of the Initial Pool Balance.

                  (xxviii) Waivers; Modifications. Except as set forth in a
         written instrument included in the related Mortgage File, the (A)
         material terms of the related Mortgage Note, the related Mortgage(s)
         and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A) and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

                  (xxix) Inspection. Each related Mortgaged Property was
         inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                  (xxx) Property Release. The terms of the related Mortgage
         Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien

                                      B-9

         of such Mortgage of any material portion of the related Mortgaged
         Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B)
         delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment
         Company Act of 1940, as amended (the "Investment Company Act"), (C)
         delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the of the amount of such
         Mortgage Loan allocated to the related Mortgaged Property subject to the release or (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

                  (xxxi) Qualifications; Licensing; Zoning. The related
         Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such
         Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the
         Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged
         Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
         Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related
         Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related
         Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                  (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements and rent rolls of each related
         Mortgaged Property. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements and rent rolls on a quarterly basis.

                  (xxxiii) Single Purpose Entity. If such Mortgage Loan has a
         Cut-off Date Balance in excess of $25 million, then the related
         Mortgagor is obligated by its organizational documents and the related
         Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a
         Cut-off Date Balance greater than $5 million and less than $25 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged
         Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage
         Loan is outstanding. For purposes of this representation, "Single
         Purpose Entity" means an entity whose organizational documents or

                                      B-10

         the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D)
         may not incur indebtedness other than as permitted by the related
         Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related
         Mortgagor is a single member limited liability company, such
         Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the
         Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such
         Mortgagor.

                  (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related
         Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any
         Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                  (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related
         Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such
         Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                  (xxxviii) Cross-Collateralization. The related Mortgaged
         Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage
         Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund, except that the Westfield North
         Bridge Mortgaged Property also

                                      B-11

         secures the Westfield North Bridge Non-Trust Loan). The security interest/lien on each material item of collateral for such Mortgage
         Loan has been assigned to the Trustee.

                  (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management
         Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

                  (xl) Engineering Assessments. One or more engineering
         assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                  (xli) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related
         Mortgagor have been deposited. The Seller is transferring to the
         Trustee all of its right, title and interest in and to such amounts.

                  (xlii) Licenses, Permits and Authorizations. The related
         Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

                  (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such
         Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph
         (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

                  (xlv) Leasehold Interest Only. If such Mortgage Loan is
         secured in whole or in material part by the interest of the related
         Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                  (A) such Ground Lease or a memorandum thereof has been or will be duly

                                      B-12

         recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground
         Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

                  (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                  (D) unless otherwise set forth in such Ground Lease, such
         Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                  (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the Closing
         Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground
         Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                  (F) such Ground Lease, or an estoppel or consent letter
         received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

                  (G) based upon the related policy of title insurance, the
         ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

                                      B-13

                  (H) the mortgagee under such Mortgage Loan is permitted a
         reasonable opportunity to cure any curable default under such Ground
         Lease (not less than the time provided to the related lessee under such
         Ground Lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

                  (I) such Ground Lease has a currently effective term
         (including any options exercisable by the holder of the related
         Mortgage) that extends not less than 20 years beyond the Stated
         Maturity Date of the related Mortgage Loan;

                  (J) under the terms of such Ground Lease, any estoppel or
         consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

                  (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                  (L) upon the request of the mortgagee under such Mortgage
         Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related
         Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

                  (M) the terms of the related Ground Lease have not been
         waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

                  (xlvi) Fee Simple and Leasehold Interest. If such Mortgage
         Loan is secured by the interest of the related Mortgagor under a Ground
         Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the

                                      B-14

         terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                  (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related
         Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer
         (or, alternatively, a septic) system, and other customary utility facilities.

                  (xlviii) Defeasance. If such Mortgage Loan is a Defeasance
         Mortgage Loan, the related Mortgage Loan documents require the related
         Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance
         Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due
         (assuming for each ARD Mortgage Loan that it matures on its Anticipated
         Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the
         Mortgaged Property being released, (3) an independent accounting firm
         (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) such
         Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance
         Collateral prior to any other claim or interest.

                  (xlix) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the
         Pooling and Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the Master Servicer, or (C) as has been terminated.

                  (l) Mechanics' and Materialmen's Liens. As of origination, (A)
         the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered the related Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

                                      B-15

                  (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the sixth day, the tenth day or the eleventh day of each month.

                  (lii) Assignment of Leases. Subject only to Permitted
         Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such
         Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related
         Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related
         Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

                  (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                  (liv) No Ownership Interest in Mortgagor. The Seller has no
         ownership interest in the related Mortgaged Property or the related
         Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related
         Mortgagor under the Mortgage or any other related Mortgage Loan document.

                  (lv) No Undisclosed Common Ownership. To the Seller's
         knowledge, except where multiple properties secure an individual
         Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized and, except as listed on
         Schedule I no two properties securing Mortgage Loans are directly or indirectly under common ownership.

                  (lvi) Loan Outstanding. Such Mortgage Loan has not been
         satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage
         File, no material portion of the related Mortgaged Property has been released.

                  (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                  (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD
         Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

                  (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

                  (B) such Mortgage Loan provides that from the related
         Anticipated Repayment Date through the maturity date for such Mortgage
         Loan, all excess cash flow (net of normal monthly debt service on such
         Mortgage Loan, monthly expenses reasonably related to the operation of the related

                                      B-16

         Mortgaged Property, amounts due for reserves established under such
         Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such
         Mortgage Loan;

                  (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related
         Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan; and

                  (D) the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date.

                  (lix) Appraisal. An appraisal of the related Mortgaged
         Property was conducted in connection with the origination of such
         Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as
         adopted by the Appraisal Standards Board of the Appraisal Foundation,
         or (B) the guidelines in Title XI of the Financial Institutions Reform,
         Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                                      B-17

                                   SCHEDULE I

                                 LB-UBS 2004-C6
                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (V):   LOAN DOCUMENT STATUS.
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            No recourse to warm body guarantor.

----------------------------------------------------------------------------------------------------------------------

13               Stockdale Tower                                 If certain tenants are not in occupancy and paying
                                                                 rent by December 31, 2004, the mortgage loan
                                                                 becomes full recourse to the borrower.

----------------------------------------------------------------------------------------------------------------------

27               601 Hawaii                                      The related mortgage loan is full recourse to the
                                                                 sponsors of the borrower until such time as the
                                                                 responsible party with respect to certain
                                                                 environmental conditions at the mortgaged
                                                                 property, and the parent of such responsible
                                                                 party, execute a revised environmental indemnity
                                                                 agreement.

----------------------------------------------------------------------------------------------------------------------

36               Meadowgreen Apartments                          Warm body guarantor is back-up guarantor to a
                                                                 non-warm body guarantor.

----------------------------------------------------------------------------------------------------------------------

55               Sunset Road and Procyon Street                  The related mortgage loan is full recourse to the
                                                                 borrower.

----------------------------------------------------------------------------------------------------------------------

66               Sunset West Mobile Home Park                    The related mortgage loan is full recourse to the
                                                                 borrower.

----------------------------------------------------------------------------------------------------------------------

91               Cedar Apartments                                The related mortgage loan is full recourse to the
                                                                 borrower.

----------------------------------------------------------------------------------------------------------------------

                 All Properties                                  With respect to the non-recourse carveout
                                                                 guarantee concerning fraud, certain of the
                                                                 guarantors have only agreed to be, in
----------------------------------------------------------------------------------------------------------------------

                                                         1

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 connection with and to the extent of any
                                                                 material fraud or material intentional fraud
                                                                 or material misrepresentations or material
                                                                 intentional misrepresentation by the related
                                                                 borrower.

                                                                 With respect to the non-recourse carve-out
                                                                 covering misapplication or misappropriation, some
                                                                 guarantors have agreed to cover "misapplication or
                                                                 conversion" or "misappropriation or conversion"
                                                                 and some such non-recourse carve-outs apply only
                                                                 during the continuance of an event of default.

----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (X): NO MATERIAL DAMAGE.
----------------------------------------------------------------------------------------------------------------------

29               1030-1048 Third Avenue, 163-165 E. 61st
                 Street, 160-162 E. 62nd Street                  Although the related mortgage loan documents
                                                                 provide that any condemnation awards which the
                                                                 related borrower is entitled to will be applied to
                                                                 either repair or restoration of all or part of the
                                                                 related mortgaged property or the reduction of the
                                                                 outstanding principal balance of such mortgage
                                                                 loan, the master lease provides that with respect
                                                                 to the portion of the mortgaged property which
                                                                 consists of retail commercial space, a parking
                                                                 garage and a laundry room located in a cooperative
                                                                 apartment tower, the landlord under the master
                                                                 lease shall receive the entire condemnation award,
                                                                 and the related borrower, as tenant under the
                                                                 master lease, is expressly prohibited from making
                                                                 a claim for an award under the master lease, other
                                                                 than an award for the cost of its moving expenses.
                                                                 The related mortgage loan is fully recourse to the
                                                                 related borrower and the related borrower's
                                                                 principal if a casualty or condemnation occurs and
                                                                 the lessor under the master lease, the leasehold
                                                                 mortgagee under the ground lease or such other
                                                                 party as may be

----------------------------------------------------------------------------------------------------------------------

                                                         2

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 responsible for restoring the related mortgaged
                                                                 property under the master lease and/or the
                                                                 ground lease does not, cannot, will not or
                                                                 elects not to promptly and fully restore the
                                                                 related mortgaged property (regardless of
                                                                 whether or not insurance proceeds or
                                                                 condemnation awards, as applicable, are made
                                                                 available for restoration).

----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XII):  PROPERTY INSURANCE.
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            The amount of "all risk" insurance is equal to the
                                                                 greater of (A) the then full replacement cost of
                                                                 the improvements and the equipment located on the
                                                                 mortgaged property, without deduction for physical
                                                                 depreciation, and (B) such amount that the insurer
                                                                 would not deem the borrower a co-insurer under
                                                                 said policies, in each case without reference to
                                                                 the loan amount.

                                                                 The borrower is permitted to place and maintain
                                                                 the umbrella liability insurance with United
                                                                 Educators Risk Retention so long as such company
                                                                 maintains a financial strength and claims paying
                                                                 ability rating of at least A:VII from A.M. Best
                                                                 Company.

----------------------------------------------------------------------------------------------------------------------

26               Fordham Road Retail                             Certain of the insurers which have issued policies
                                                                 submitted to the lender do not satisfy insurance
                                                                 rating requirements of at least A: VIII from A.M.
                                                                 Best Company or "A" or better from Standards and
                                                                 Poor's. Lender has accepted the existing policies
                                                                 notwithstanding this failure, provided that
                                                                 borrower is required to provided policies issued
                                                                 by insurers satisfying the insurance rating
                                                                 requirements not later than the earliest to occur
                                                                 of (i) 30 days prior to the expiration date of the
                                                                 existing policies, or (ii) ten days after borrower
                                                                 becomes aware of a downgrade, withdrawal or

----------------------------------------------------------------------------------------------------------------------

                                                         3

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 qualification of the financial strength and claims
                                                                 paying ability rating of any or all of the
                                                                 insurers which have issued any of the existing
                                                                 policies.

----------------------------------------------------------------------------------------------------------------------

29               1030-1048 Third Avenue, 163-165 East 61st       Although the related mortgage loan requires the
                 Street, 160-162 East 62nd Street                related borrower to maintain insurance policies
                                                                 which comply with the provisions hereof, the
                                                                 mortgagee is not entitled to receive, control or
                                                                 participate in insurance proceeds under the master
                                                                 lease which secures the related mortgage loan, nor
                                                                 are the insurance proceeds to be applied to the
                                                                 principal balance of the mortgage loan. However,
                                                                 the related borrower and the related borrower's
                                                                 principal are personally liable to the lender for
                                                                 any loss or damage suffered if a casualty or a
                                                                 condemnation occurs and the related mortgaged
                                                                 property is restored. In addition, the related
                                                                 mortgage loan is fully recourse to the related
                                                                 borrower and the related borrower's principal if a
                                                                 casualty or condemnation occurs and the lessor
                                                                 under the master lease, the leasehold mortgagee
                                                                 under the ground lease or such other party as may
                                                                 be responsible for restoring the related mortgaged
                                                                 property under the master lease and/or the ground
                                                                 lease does not, cannot, will not or elects not to
                                                                 promptly and fully restore the related mortgaged
                                                                 property (regardless of whether or not insurance
                                                                 proceeds or condemnation awards, as applicable,
                                                                 are made available for restoration).

----------------------------------------------------------------------------------------------------------------------

                                                         4

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

40, 47, 49       Walgreens - Portland                            Business interruption insurance was not required
                                                                 because rent does not abate within 12 months
                 Walgreens - Chesapeake                          following the event of a casualty.

                 Walgreens - Columbus

----------------------------------------------------------------------------------------------------------------------

52               LaSalle Bank Branch                             Business interruption insurance was not required
                                                                 because rent does not abate within 12 months
                                                                 following the event of a casualty.

                                                                 Tenant self-insures and tenant will not disclose
                                                                 if terrorism coverage is included in tenant's
                                                                 self-insurance program. The related borrower and a
                                                                 principal of the borrower are liable for loss,
                                                                 cost or damage for failure by the tenant or the
                                                                 related borrower to restore on account of a
                                                                 terrorist act or for failure to maintain terrorism
                                                                 insurance.

----------------------------------------------------------------------------------------------------------------------

74               CVS - Southfield                                The related borrower insures the mortgaged
                                                                 property. If the tenant elects to maintain
                                                                 insurance, the required insurance rating is A.M.
                                                                 Best A:VIII.

----------------------------------------------------------------------------------------------------------------------

                 All Properties                                  With respect to certain mortgage loans, the lender
                                                                 accepted comprehensive liability insurance in an
                                                                 amount less than that required by the loan
                                                                 documents, provided, however, that all the
                                                                 mortgage loans provide a primary general liability
                                                                 policy of at least $1,000,000 per occurrence with
                                                                 $2,000,000 in the aggregate.

----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XVI):  SUBORDINATE DEBT.
----------------------------------------------------------------------------------------------------------------------

                                                         5

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

4                RHP Portfolio                                   The holder of the equity interests in the
                                                                 borrowers incurred mezzanine debt in the amount of
                                                                 $8,200,000, which mezzanine debt was secured by a
                                                                 pledge of 100% of the equity interests in the
                                                                 related borrowers. The mezzanine lender entered
                                                                 into an intercreditor agreement with the lender.

----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            The borrower is allowed to finance the acquisition
                                                                 of miscellaneous ancillary equipment not critical
                                                                 to the normal operation of the mortgaged property
                                                                 so long as such financing is not secured by any
                                                                 portion of the mortgaged property other than the
                                                                 equipment financed and the total principal amount
                                                                 of all such equipment financing does not exceed
                                                                 $500,000 in the aggregate at any one time.

----------------------------------------------------------------------------------------------------------------------

28               Hamptons Hotel Resort Portfolio                 The holder of the equity interests in the
                                                                 borrowers incurred mezzanine debt in the amount of
                                                                 $1,200,000, which mezzanine debt was secured by a
                                                                 pledge of 100% of the equity interests in the
                                                                 related borrowers. The mezzanine lender entered
                                                                 into an intercreditor agreement with the lender.

----------------------------------------------------------------------------------------------------------------------

34               1500 Astor Avenue                               The mortgage loan documents allow the principal of
                                                                 the related borrower to maintain a credit line
                                                                 secured by the principal's personal property as
                                                                 evidenced by a UCC financing statement filed
                                                                 against the principal.

----------------------------------------------------------------------------------------------------------------------

                                                         6

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than or equal to
                                                                 5% of the loan amount.

----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XIX):  ENVIRONMENTAL CONDITIONS.
----------------------------------------------------------------------------------------------------------------------

2                Westfield North Bridge                          The related borrower is the only environmental
                                                                 indemnitor. No natural person has agreed to
                                                                 indemnify the lender for hazardous substance
                                                                 losses.

----------------------------------------------------------------------------------------------------------------------

                                                         7

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            No natural person has agreed to indemnify the
                                                                 lender for hazardous substance losses.

                                                                 The indemnified costs include "diminution in
                                                                 value" provided that no such indemnified costs as
                                                                 a result of any such diminution in value shall
                                                                 exceed the amount of the related mortgage loan.

----------------------------------------------------------------------------------------------------------------------

27               601 Hawaii                                      Chlorinated solvents and petroleum hydrocarbons
                                                                 were detected during a Phase II limited subsurface
                                                                 investigation and other soil and ground water
                                                                 testing at the mortgaged property.

----------------------------------------------------------------------------------------------------------------------

                                                         8

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

63               Walgreens - San Antonio                         The related borrower is currently awaiting a "No
                                                                 Further Action Letter" from the State of Texas
                                                                 with respect to a previously remediated hazardous
                                                                 substance spill that occurred while USTs were
                                                                 being removed from the mortgaged property. An
                                                                 escrow reserve is being held in the amount of
                                                                 $50,000 by the Borrower's escrow agent. Such
                                                                 escrow funds will be distributed to (i) the lender
                                                                 if the "No Further Action Letter" is not delivered
                                                                 or (ii) to the person who sold the mortgaged
                                                                 property to the borrower if such "No Further
                                                                 Action Letter" is delivered.

----------------------------------------------------------------------------------------------------------------------

76               Eckerd - Simpsonville                           The mortgaged property is listed as an active
                                                                 South Carolina Department of Health and
                                                                 Environmental Control Leaking Underground Storage
                                                                 Tank (LUST) site. According to the independent
                                                                 environmental consultant, the subject leaking
                                                                 underground storage tank is qualified for the
                                                                 State Underground Petroleum Environmental Response
                                                                 Bank Fund, which provides a combined coverage of
                                                                 $1,000,000 per occurrence over a deductible of
                                                                 $25,000 (which has been met in this case) to cover
                                                                 both the costs of remediation as well as costs and
                                                                 liabilities associated with third party claims.
                                                                 According to the independent environmental
                                                                 consultant, assessments and ground water
                                                                 monitoring through monitoring wells are underway.
                                                                 The independent consultant estimates that the cost
                                                                 of remedial activities and monitoring will not
                                                                 exceed $150,000.

----------------------------------------------------------------------------------------------------------------------

                                                         9

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XXV):  DUE-ON-ENCUMBRANCE.
----------------------------------------------------------------------------------------------------------------------

4                RHP Portfolio                                   The holder of the equity interests in the
                                                                 borrowers incurred mezzanine debt in the amount of
                                                                 $8,200,000, which mezzanine debt was secured by a
                                                                 pledge of 100% of the equity interests in the
                                                                 related borrowers. The mezzanine lender entered
                                                                 into an intercreditor agreement with the lender.

----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            The related borrower is allowed to finance the
                                                                 acquisition of miscellaneous ancillary equipment
                                                                 not critical to the normal operation of the
                                                                 mortgaged property so long as such financing is
                                                                 not secured by any portion of the Mortgaged
                                                                 Property other than the equipment financed and the
                                                                 total principal amount of all such equipment
                                                                 financing does not exceed $500,000 in the
                                                                 aggregate at any one time.

----------------------------------------------------------------------------------------------------------------------

28               Hampton Resorts Hotel Portfolio                 The holder of the equity interests in the
                                                                 borrowers incurred mezzanine debt in the amount of
                                                                 $1,200,000, which mezzanine debt was secured by a
                                                                 pledge of 100% of the equity interests in the
                                                                 related borrowers. The mezzanine lender entered
                                                                 into an intercreditor agreement with the lender.

----------------------------------------------------------------------------------------------------------------------

34               1500 Astor Avenue                               The loan documents allow the principal of the
                                                                 related borrower to maintain a credit line secured
                                                                 by the principal's personal property as evidenced
                                                                 by a UCC financing statement filed against the
                                                                 principal.

----------------------------------------------------------------------------------------------------------------------

                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than or equal to
                                                                 5% of the loan amount.

----------------------------------------------------------------------------------------------------------------------

                                                        10

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XXVI): DUE-ON-SALE.
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            A change in the directors or officers of 230 West
                                                                 41st Street LLC, the borrower named in the Loan
                                                                 Documents (but not any subsequent borrower
                                                                 thereunder), or of Research Foundation of the City
                                                                 University of New York (a not-for-profit
                                                                 corporation that is the sole member of the
                                                                 borrower) in the ordinary course of running the
                                                                 business of such entity is permitted without the
                                                                 lender's consent and will not be considered a
                                                                 change of control of the borrower so long as the
                                                                 Mortgaged Property is and continues to be managed
                                                                 by a reputable and experienced regionally
                                                                 recognized management organization reasonably
                                                                 acceptable to the lender.

----------------------------------------------------------------------------------------------------------------------

27               601 Hawaii                                      A condemnation action is currently pending in the
                                                                 Los Angeles Superior Court with respect to a small
                                                                 portion of the mortgaged property which the lender
                                                                 did not include in its underwriting calculations.
                                                                 Any award granted in connection with such
                                                                 condemnation will be the property of the related
                                                                 borrower.

----------------------------------------------------------------------------------------------------------------------

80               Walgreens - El Paso                             The mortgage loan documents permit a one-time
                                                                 transfer of the beneficial ownership of the
                                                                 related borrower to any one of the following:
                                                                 TRUST F/B/O JANE LIEBERMAN RUBIN U/A DATED
                                                                 12/23/93, TRUST F/B/O KERRY IRIS U/A DATED
                                                                 12/23/93, TRUST F/B/O ROREE IRIS-WILLIAMS U/A
                                                                 DATED 12/23/93 and TRUST F/B/O SUSAN LIEBERMAN
                                                                 SMOTRICH U/A DATED 12/23/93, each of which have a
                                                                 current
----------------------------------------------------------------------------------------------------------------------

                                                        11

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 beneficial ownership interest in the entity
                                                                 responsible for management of the mortgaged
                                                                 property or to their immediate family member or an
                                                                 entity or trust which is controlled by the
                                                                 immediate family member.

----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XXXI):  QUALIFICATIONS, LICENSING, ZONING.
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            The certificate of occupancy for the improvements
                                                                 located on the mortgaged property is a temporary
                                                                 certificate that expires on August 24, 2004. The
                                                                 related borrower has agreed to maintain said
                                                                 temporary certificate of occupancy in effect until
                                                                 the final unconditional certificate of occupancy
                                                                 has been obtained. The related borrower has also
                                                                 agreed to diligently take all actions and pay all
                                                                 amounts as may be necessary to satisfy the
                                                                 requirements of all applicable governmental
                                                                 entities in order to cause the issuance of the
                                                                 final unconditional certificate of occupancy and
                                                                 to obtain said final unconditional certificate of
                                                                 occupancy and deliver a copy of the same to the
                                                                 lender, as quickly as commercially reasonable, but
                                                                 in no event later than the maturity date of the
                                                                 mortgage loan. The related guarantor is liable for
                                                                 any loss, damage, cost, expense, liability, claim
                                                                 or other obligation incurred by the lender if the
                                                                 temporary certificate of occupancy is canceled or
                                                                 revoked, expires without the renewal thereof, or
                                                                 terminates for any reason prior to the issuance of
                                                                 the final unconditional certificate of occupancy,
                                                                 or if the borrower has not obtained the final
                                                                 unconditional certificate of occupancy and
                                                                 delivered a copy of the same to the lender prior
                                                                 to the maturity date of the mortgage loan. It is
                                                                 also an event of default under the mortgage loan
                                                                 documents if the temporary certificate of
                                                                 occupancy is
----------------------------------------------------------------------------------------------------------------------

                                                        12

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 canceled or revoked, expires without the renewal
                                                                 thereof, or terminates for any reason prior to the
                                                                 issuance of the final unconditional certificate of
                                                                 occupancy, or if the borrower has not obtained the
                                                                 final unconditional certificate of occupancy and
                                                                 delivered a copy of the same to the lender prior
                                                                 to the maturity date of the mortgage loan.

----------------------------------------------------------------------------------------------------------------------

26               Fordham Road Retail                             The related title policy lists various building
                                                                 code violations, including the removal of a
                                                                 retaining wall. The related borrower is required
                                                                 to cure all violations within 60 days of closing
                                                                 and clear same of record within 6 months of
                                                                 closing. The mortgage loan is recourse to the
                                                                 related borrower and guarantor for any loss, costs
                                                                 or damages arising out of the existence of these
                                                                 violations and/or failure to cure and/or discharge
                                                                 such violations of record.

----------------------------------------------------------------------------------------------------------------------

34               1500 Astor Avenue                               The related title policy lists various building
                                                                 code and fire code violations. The related
                                                                 borrower is required to cure all violations within
                                                                 60 days of closing and clear same of record within
                                                                 6 months of closing. The mortgage loan is recourse
                                                                 to the related borrower and guarantor for any
                                                                 loss, costs or damages arising out of the
                                                                 existence of these violations and/or failure to
                                                                 cure and/or discharge such violations of record.

----------------------------------------------------------------------------------------------------------------------

49               Walgreens - Columbus                            The related borrower is required to deliver to the
                                                                 lender a letter from the municipality confirming
                                                                 that a setback violation is considered de minimus
                                                                 and the project is considered legal conforming in
                                                                 all respects. The related borrower and its
                                                                 principal are liable for loss, costs or damages
                                                                 resulting from failure to comply with the
                                                                 obligations
----------------------------------------------------------------------------------------------------------------------

                                                        13

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 to obtain such letter and for failure of the
                                                                 property to comply with zoning laws.

----------------------------------------------------------------------------------------------------------------------

81               312 East 9th Street                             There are certain open New York City Departmental
                                                                 violations on record. The most recent violations
                                                                 are from the year 2000 and are violations from the
                                                                 NYC HPD. The related borrower has covenanted to
                                                                 cure and remove the open violations from the
                                                                 record within 6 months after the closing date. In
                                                                 addition, based on the zoning report obtained by
                                                                 the lender, the related mortgaged property was
                                                                 constructed prior to the enforcement of
                                                                 certificates of occupancy and, therefore, does not
                                                                 have a certificate of occupancy. The related
                                                                 mortgage loan documents provide that the related
                                                                 borrower and its principal are personally liable
                                                                 for any loss or damage suffered by the lender as a
                                                                 result of (i) the related borrower's failure to
                                                                 cure the violations and remove the violations of
                                                                 record as and when required by the related
                                                                 mortgage loan documents or (ii) the failure of the
                                                                 related mortgaged property to have a certificate
                                                                 of occupancy.

----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XLII):  LICENSES, PERMITS AND AUTHORIZATIONS.
----------------------------------------------------------------------------------------------------------------------

6                230 West 41st Street                            The certificate of occupancy for the improvements
                                                                 located on the mortgaged property is a temporary
                                                                 certificate that expires on August 24, 2004. The
                                                                 related borrower has agreed to maintain said
                                                                 temporary certificate of occupancy in effect until
                                                                 the final unconditional certificate of occupancy
                                                                 has been obtained. The related borrower has also
                                                                 agreed to diligently take all actions and pay all
                                                                 amounts as may be necessary to satisfy the
                                                                 requirements of all applicable governmental
                                                                 entities in order to cause the issuance of the
                                                                 final unconditional
----------------------------------------------------------------------------------------------------------------------

                                                        14

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 certificate of occupancy and to obtain said final
                                                                 unconditional certificate of occupancy and deliver
                                                                 a copy of the same to the lender, as quickly as
                                                                 commercially reasonable, but in no event later
                                                                 than the maturity date of the mortgage loan. The
                                                                 related guarantor is liable for any loss, damage,
                                                                 cost, expense, liability, claim or other
                                                                 obligation incurred by the lender if the temporary
                                                                 certificate of occupancy is canceled or revoked,
                                                                 expires without the renewal thereof, or terminates
                                                                 for any reason prior to the issuance of the final
                                                                 unconditional certificate of occupancy, or if the
                                                                 borrower has not obtained the final unconditional
                                                                 certificate of occupancy and delivered a copy of
                                                                 the same to the lender prior to the maturity date
                                                                 of the mortgage loan. It is also an event of
                                                                 default under the mortgage loan documents if the
                                                                 temporary certificate of occupancy is canceled or
                                                                 revoked, expires without the renewal thereof, or
                                                                 terminates for any reason prior to the issuance of
                                                                 the final unconditional certificate of occupancy,
                                                                 or if the borrower has not obtained the final
                                                                 unconditional certificate of occupancy and
                                                                 delivered a copy of the same to the lender prior
                                                                 to the maturity date of the mortgage loan.

----------------------------------------------------------------------------------------------------------------------

26               Fordham Road Retail                             The related title policy lists various building
                                                                 code violations, including the removal of a
                                                                 retaining wall. The related borrower is required
                                                                 to cure all violations within 60 days of closing
                                                                 and clear same of record within 6 months of
                                                                 closing. The mortgage loan is recourse to the
                                                                 related borrower and guarantor for any loss, costs
                                                                 or damages arising out of the existence of these
                                                                 violations and/or failure to cure and/or discharge
                                                                 such violations of record.

----------------------------------------------------------------------------------------------------------------------

                                                        15

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

26               Fordham Road Retail                             The related title policy lists various building
                                                                 code violations, including the removal of a
                                                                 retaining wall. The related borrower is required
                                                                 to cure all violations within 60 days of closing
                                                                 and clear same of record within 6 months of
                                                                 closing. The mortgage loan is recourse to the
                                                                 related borrower and guarantor for any loss, costs
                                                                 or damages arising out of the existence of these
                                                                 violations and/or failure to cure and/or discharge
                                                                 such violations of record.

----------------------------------------------------------------------------------------------------------------------

34               1500 Astor Avenue                               The related title policy lists various building
                                                                 code and fire code violations. The related
                                                                 borrower is required to cure all violations within
                                                                 60 days of closing and clear same of record within
                                                                 6 months of closing. The mortgage loan is recourse
                                                                 to the related borrower and guarantor for any
                                                                 loss, costs or damages arising out of the
                                                                 existence of these violations and/or failure to
                                                                 cure and/or discharge such violations of record.

----------------------------------------------------------------------------------------------------------------------

81               312 East 9th Street                             Based on the zoning report obtained by the lender,
                                                                 the related mortgaged property was constructed
                                                                 prior to the enforcement of certificates of
                                                                 occupancy and, therefore, does not have a
                                                                 certificate of occupancy. The related mortgage
                                                                 loan documents provide that the related borrower
                                                                 and its principal are personally liable for any
                                                                 loss or damage suffered by the lender as a result
                                                                 of (i) the related borrower's failure to cure the
                                                                 violations and remove the violations of record as
                                                                 and when required by the related mortgage loan
                                                                 documents or (ii) the failure of the related
                                                                 mortgaged property to have a certificate of
                                                                 occupancy.

----------------------------------------------------------------------------------------------------------------------

                                                        16

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XLV):  LEASEHOLD INTEREST ONLY.
----------------------------------------------------------------------------------------------------------------------

9                Pacific Beach Hotel                             (C) Consent is only required during the term of
                                                                 the Mortgage Loan (and not any future loan) with
                                                                 respect to one of the ground leases. Consent is
                                                                 always required with respect to the other two
                                                                 ground leases.

                                                                 (F) The ground leases do not specifically state
                                                                 that a notice of default will not be effective
                                                                 unless a copy is sent to the lender, but the
                                                                 leases do provide that lender will have an
                                                                 opportunity to cure after receipt of such notice
                                                                 before landlord may terminate. In addition, the
                                                                 requirement to enter into a new lease with a
                                                                 lender upon termination only applies during the
                                                                 term of the Mortgage Loan (and not any future
                                                                 loan) and only applies to a termination due to a
                                                                 default which is not reasonably capable of cure by
                                                                 lender or a rejection of the lease in bankruptcy.

                                                                 (J) The ground leases state that all insurance
                                                                 proceeds will be used to restore the property.
                                                                 With respect to one of the ground leases, a
                                                                 trustee appointed by the lessor and lessee will
                                                                 have the right to hold and disburse proceeds and
                                                                 with respect to the other two ground leases, a
                                                                 trustee appointed by the lessee has such right.
                                                                 However, the related mortgage loan documents
                                                                 provide for the assignment of these rights to the
                                                                 lender. Upon a condemnation of any portion of the
                                                                 ground lease estate, the related borrower is
                                                                 entitled to only that portion of any award that
                                                                 represents the unamortized value of the
                                                                 improvements. The borrower has obtained a
                                                                 condemnation policy for the term of the Mortgage
                                                                 Loan which provides any additional amounts, over
                                                                 the borrower's allocation of condemnation awards,
                                                                 necessary to pay the outstanding balance of

----------------------------------------------------------------------------------------------------------------------

                                                        17

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 the loan and accrued interest thereon, subject to
                                                                 certain limitations set forth in such policy,
                                                                 including a limitation on the amount of coverage
                                                                 thereof.

                                                                 (K) The lessor has certain consent rights with
                                                                 respect to the subleasing of certain restaurant
                                                                 spaces.

                                                                 (L) The requirement to enter into a new lease with
                                                                 a lender upon termination only applies during the
                                                                 term of the Mortgage Loan (and not any future
                                                                 loan) and only applies to a termination due to a
                                                                 default which is not reasonably capable of cure by
                                                                 lender or a rejection of the lease in bankruptcy.

----------------------------------------------------------------------------------------------------------------------

29               1030-1048 Third Avenue, 163-165 East 61st       (J) Although the related mortgage loan requires
                 Street, 160-162 East 62nd Street                the related borrower to maintain insurance
                                                                 policies which comply with the requirements of the
                                                                 mortgage loan documents, the lender is not
                                                                 entitled to receive, control or participate in
                                                                 insurance proceeds under the master lease which
                                                                 secures the related mortgage loan, nor are the
                                                                 insurance proceeds required to be applied to the
                                                                 principal balance of the mortgage loan. However,
                                                                 the related borrower and the related borrower's
                                                                 principal are personally liable to lender for any
                                                                 loss or damage suffered if a casualty or a
                                                                 condemnation occurs and the related mortgaged
                                                                 property is restored. In addition, the related
                                                                 mortgage loan is fully recourse to the related
                                                                 borrower and the related borrower's principal if a
                                                                 casualty or condemnation occurs and the lessor
                                                                 under the master lease, the leasehold mortgagee
                                                                 under the ground lease or such other party as may
                                                                 be responsible for restoring the related mortgaged
                                                                 property under the master lease and/or the ground
                                                                 lease does not, cannot, will not or elects not to
                                                                 promptly and fully restore the related
----------------------------------------------------------------------------------------------------------------------

                                                        18

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 mortgaged property (regardless of whether or not
                                                                 insurance proceeds or condemnation awards, as
                                                                 applicable, are made available for restoration).

----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XLVII):  TAX LOT; UTILITIES.
----------------------------------------------------------------------------------------------------------------------

29                1030-1048 Third Avenue, 163-165 East 61st      The related mortgage loan is secured by a
                  Street, 160-162 East 62nd Street               leasehold estate pursuant to a master lease
                                                                 demising (a) retail commercial space, a parking
                                                                 garage and a laundry room which constitute
                                                                 portions of space in a cooperative apartment
                                                                 tower, and (b) two residential townhouses. The two
                                                                 residential townhouses constitute a separate tax
                                                                 lot. The retail commercial space, parking garage
                                                                 and laundry room are neither part of such tax lot,
                                                                 nor constitute a complete separate tax lot. The
                                                                 related borrower, as tenant under the master
                                                                 lease, is obligated to pay 3% of all increases in
                                                                 taxes for the cooperative apartment tower over a
                                                                 base year to the landlord under the master lease.

----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (LV):  NO UNDISCLOSED COMMON OWNERSHIP.
----------------------------------------------------------------------------------------------------------------------

                 Meadowgreen Apartments
36, 44                                                          These mortgage loans have affiliated borrowers with
                 Peppertree Apartments                          common principals.

----------------------------------------------------------------------------------------------------------------------

                 Walgreens - Portland
40, 47, 49                                                      These mortgage loans are to affiliate borrowers with
                 Walgreens - Chesapeake                         common ownership and principals.

                 Walgreens - Columbus

----------------------------------------------------------------------------------------------------------------------

63, 70           Walgreens - San Antonio                        These mortgage loans are to affiliate borrowers with
                                                                common ownership and principals.
                 Walgreens - Houston

----------------------------------------------------------------------------------------------------------------------

                                                        19

                                   EXHIBIT C-1

                  OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                 [CADWALADER, WICKERSHAM & TAFT LLP LETTERHEAD]

August 24, 2004

Addressees listed on Schedule A

Re:  LB-UBS Commercial Mortgage Trust 2004-C6, Commercial Mortgage Pass-Through
     Certificates, Series 2004-C6
     --------------------------------------------------------------------------

Ladies and Gentlemen:

          We are rendering this opinion pursuant to Section 8(j) of the Mortgage
Loan Purchase Agreement, dated as of August 10, 2004 (the "MLPA"), among UBS
Real Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance
LLC, as an additional party ("UBSPF") and Structured Asset Securities
Corporation II, as purchaser ("SASC").

          We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $516,283,002 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of August 10, 2004 (the "Indemnification Agreement"), by and among the Seller,
UBS Americas Inc. ("UBS Americas" and, together with the Seller, the "UBS
Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of August 10, 2004 (the "Underwriting Agreement"), by and among SASC,
UBS Securities LLC ("UBS Securities") and Lehman Brothers Inc. ("Lehman", and
together with UBS Securities, the "Underwriters"), and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc. ("LBHI").

          We have also acted as special counsel to UBS Americas in connection with the execution by UBS Americas of the Indemnification Agreement and to UBSPF
in connection with the execution by UBSPF of the MLPA.

          The MLPA, the Indemnification Agreement and the Underwriting Agreement
are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

          In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such

documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and
Exchange Commission through its Electronic Data Gathering, Analysis and
Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, UBSPF, SASC and the Underwriters,
including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 8(c), 8(d) and
9 below, such opinions are based solely on the Seller Officer's Certificate and the UBS Americas Officer's Certificate referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificates, conversation with internal counsel for each of the UBS Entities, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the UBS Entities in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the
Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities, UBSPF and others in connection with the preparation and delivery of this letter.

          In particular, we have examined and relied upon:

          1.   the MLPA;

          2.   the Underwriting Agreement;

          3.   the Indemnification Agreement;

          4.   the officer's certificate of Seller, dated the date hereof (the
               "Seller Officer's Certificate"); and

          5.   the officer's certificate of UBS Americas, dated the date hereof
               (the "UBS Americas Officer's Certificate").

          References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of
America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General Corporation Law of the State of Delaware with respect to the opinions referred to in paragraphs 1 through 4, 8(a), 8(b)(i), 8(c) and 8(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any opinion with respect to Delaware law. References in this letter to the term

                                       -2-

"Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United
States of America. References in this letter to the term "Governmental Approval"
means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to
Applicable Laws.

          We have also assumed, except as to the UBS Entities, that all parties who executed any documents, agreements and instruments in connection with the transactions contemplated by the Agreements had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities and UBSPF, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation (except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

          We express no opinion concerning any law other than Applicable Law.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. Each of the Agreements has been duly authorized, executed and delivered by the Seller.

          2. The Indemnification Agreement has been duly authorized, executed and delivered by UBS Americas.

          3. The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Agreements.

          4. UBS Americas is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Indemnification
     Agreement.

          5. Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the
     Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors'
     rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

          6. Neither the consummation by UBSPF of any of the transactions contemplated by the MLPA nor the execution, delivery and performance of the terms of the MLPA by UBSPF will conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSPF.

                                      -3-

          7. The execution, delivery and performance by UBSPF of the MLPA and the consummation by UBSPF of the transactions contemplated under the MLPA do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of
     America pursuant to those laws, rules and regulations of the United States of America which, in our experience are normally applicable to transactions of the type contemplated by the MLPA, to be obtained by UBSPF except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

          8. None of the sale of the UBS Mortgage Loans, the consummation by either UBS Entity of any of the other transactions contemplated by the
     Agreements to which it is a party or the execution, delivery and performance by each UBS Entity of the terms of the Agreements to which it is a party, (a) will require any Governmental Approval to be obtained or made on the part of either UBS Entity, the absence of which would have a material adverse effect on such UBS Entity or the transactions contemplated by the Agreements, except those that may be required under state securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either UBS
     Entity's certificate of incorporation or bylaws or (ii) any Applicable Laws applicable to either UBS Entity, (c) will, to our knowledge, breach, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which either UBS Entity is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of either UBS Entity pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any Agreement to which it is a party or be reasonably likely to impair materially the ability of such UBS Entity to perform under the terms of any Agreement to which it is a party and (d)
     will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to either
     UBS Entity and is issued by any Governmental Authority having jurisdiction over either UBS Entity or any of its properties.

          9. To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against either UBS Entity
     (a) asserting the invalidity of the Agreements to which it is a party, (b)
     seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i)
     the ability of either UBS Entity to perform its obligations under, or the validity or enforceability (with respect to either UBS Entity) of, the
     Agreements to which it is a party or (ii) any rights with regard the
     Mortgaged Properties or the Mortgage Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has communicated in writing to a UBS Entity a present intention to initiate such actions, investigations or proceedings against such UBS Entity.

                                      -4-

          We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                         Very truly yours,

                                      -5-

                                   SCHEDULE A
                                   ----------

Structured Asset Securities          Standard and Poor's Ratings Services, a
Corporation II                       division of The McGraw-Hill Companies, Inc.
745 Seventh Avenue                   55 Water Street, 10th Floor
New York, New York  10019            New York, New York  10004

Lehman Brothers Inc.                 LaSalle Bank National Association
745 Seventh Avenue                   135 South LaSalle Street, Suite 1625
New York, New York  10019            Chicago, Illinois 60603

UBS Securities LLC                   Fitch, Inc.
1285 Avenue of the Americas          One State Street Plaza, 33rd Floor
New York, New York  10019            New York, New York  10004

ABN AMRO Bank N.V
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

                                   EXHIBIT C-2

                 OPINION OF IN-HOUSE COUNSEL TO ADDITIONAL PARTY

                                [UBS LETTERHEAD]

                                 August 24, 2004

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

Re:  LB-UBS Commercial Mortgage Trust 2004-C6, Commercial Mortgage Pass-Through
     Certificates, Series 2004-C6
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Ladies and Gentlemen:

          I am Executive Director and Counsel of UBS AG. UBS Principal Finance
LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Real Estate Investments Inc. ("UBSREI") and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase
Agreement, dated as of August 10, 2004 (the "Agreement"), by and among SASC, as purchaser, UBSREI, as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the
Agreement.

          I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

          A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than
UBSPF, is duly authorized to do so.

          B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

          C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

          D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the
Agreement and to execute and deliver the applicable documents.

          Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

          1. The Agreement has been duly authorized, executed and delivered by
UBSPF.

          2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

          3. The execution, delivery and performance of the terms of the
Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

          4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c)
would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii)
any rights with regard to the Mortgaged Properties or the Mortgage Loans.

          5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which
I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the
Agreement, except those which have been obtained and are in full force and effect.

          6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences,

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either in any one instance or in the aggregate, would call into question the validity of the Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

          In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

          1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

          2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

          3. The opinions are limited to the matters set forth in this letter.
No other opinions should be inferred beyond the matters expressly stated.

          The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the
Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                              Sincerely,

                                              Greg Walker
                                              Executive Director

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                                   SCHEDULE A

UBS Securities LLC                             Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                      of The McGraw-Hill Companies, Inc.
New York, New York  10019                      55 Water Street, 10th Floor
                                               New York, New York  10004

Lehman Brothers Inc.                           Fitch, Inc.
745 Seventh Avenue                             One State Street Plaza, 33rd Floor
New York, New York  10019                      New York, New York  10004

Structured Asset Securities Corporation II     ABN AMRO Bank N.V
745 Seventh Avenue                             135 South LaSalle Street, Suite 1625
New York, New York  10019                      Chicago, Illinois 60603